                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 25, 2003

                             Buckeye Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-09356                  23-2432497
    -------------------          ---------------------     ----------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
       Organization)

5 Radnor Corporate Center, Suite 500
      100 Matsonford Road
         Radnor, PA                                              19087
-----------------------------------------                -----------------
(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (484) 232-4000

ITEM 5.  OTHER EVENTS.

         On October 16, 2002, Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-82241) (the "Registration Statement"). The Commission declared the Registration Statement effective on October 28, 2002. On February 25, 2003, the Partnership entered into an Underwriting Agreement (the "Underwriting Agreement") relating to the offering of up to 2,012,500 units (including an option to purchase up to 262,500 units) representing limited partnership interests in the Partnership (the "Units"). On February 26, 2003, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, relating to the offering of the Units. The Underwriting Agreement is attached to this Form 8-K as Exhibit 1.1 and is hereby incorporated into such Registration Statement by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Number          Exhibit Title
--------------          -------------
1.1                     Underwriting Agreement, dated February 25, 2003, among
                        Buckeye Partners, L.P., Buckeye Pipe Line Company and
                        UBS Warburg LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BUCKEYE PARTNERS, L.P.

                               By: Buckeye Pipe Line Company,
                                   its General Partner


                                   By:   /s/ Stephen C. Muther
                                         -------------------------------------
                                         Stephen C. Muther
                                         Senior Vice President Administration,
                                         General Counsel and Secretary


Dated:  February 26, 2003

                                 EXHIBIT INDEX


Exhibit Number          Exhibit Title
--------------          -------------
1.1                     Underwriting Agreement, dated February 25, 2003, among
                        Buckeye Partners, L.P., Buckeye Pipe Line Company and
                        UBS Warburg LLC.

                                       3